UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Names of Registrant as Specified in its Charter)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 1, 2013.

PEPSICO, INC.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 7, 2013
Date: May 1, 2013 Time: 9:00 A.M. E.D.T.
Location: North Carolina History
Center at Tryon Palace 529 South Front Street New Bern, NC 28562

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
The Board of Directors recommends you vote “FOR” each of the nominees listed in Item No. 1 and “FOR” Items No. 2 and 3:
1.	Election of Directors

Nominees:

	1a.	S.L. Brown

	1b.	G.W. Buckley

	1c.	I.M. Cook

	1d.	D. Dublon

	1e.	V.J. Dzau

	1f.	R.L. Hunt

	1g.	A. Ibargüen

	1h.	I.K. Nooyi

	1i.	S.P. Rockefeller
	1j.	J.J. Schiro
	1k.	L.G. Trotter
	1l.	D. Vasella
	1m.	A. Weisser

2.      Ratify the appointment of KPMG LLP as our independent registered public accountants for fiscal year 2013.

3.      Advisory resolution to approve executive compensation.

NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Instructions

700 ANDERSON HILL ROAD

PURCHASE, NY 10577-1444

YOUR VOTE IS IMPORTANT

VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. E.D.T. on April 28, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. E.D.T. on April 28, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PepsiCo, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ADMISSION TICKET

Admission to the meeting will be on a first-come, first-served basis. This admission ticket and a government-issued photo identification card, such as a driver’s license, state identification card or passport, will be required to enter the meeting. Please bring this admission ticket to the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54092-P32060	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

    PEPSICO, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN ITEM NO. 1 AND “FOR” ITEMS NO. 2 AND 3.
Vote on Directors

1.	Election of Directors
		For	Against	Abstain
Nominees:

	1a. S.L. Brown	☐	☐	☐

	1b. G.W. Buckley	☐	☐	☐

	1c. I.M. Cook	☐	☐	☐

	1d. D. Dublon	☐	☐	☐

	1e. V.J. Dzau	☐	☐	☐

	1f. R.L. Hunt	☐	☐	☐

	1g. A. Ibargüen	☐	☐	☐

	1h. I.K. Nooyi	☐	☐	☐

	1i. S.P. Rockefeller	☐	☐	☐

	1j. J.J. Schiro	☐	☐	☐

	1k. L.G. Trotter	☐	☐	☐

			For	Against	Abstain

	1l.	D. Vasella	☐	☐	☐

	1m.	A. Weisser	☐	☐	☐

2.	Ratify the appointment of KPMG LLP as our independent registered public accountants for fiscal year 2013.		☐	☐	☐

3.	Advisory resolution to approve executive compensation.		☐	☐	☐

WHERE NO VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN ITEM NO. 1 AND “FOR” ITEMS NO. 2 AND 3.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Directions to North Carolina History Center at Tryon Palace

529 South Front Street, New Bern, North Carolina

North Carolina History Center at Tryon Palace

529 South Front Street

New Bern, NC 28562

FROM COASTAL CAROLINA REGIONAL AIRPORT (EWN):

Head east on Terminal Drive. Turn LEFT on Airport Road. Take the 2ND LEFT onto US 70 West. Take exit #417A toward New Bern. Merge onto US 70 Bus. Turn LEFT onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE SOUTH (Wilmington, Jacksonville):

Take Highway 17 North into New Bern. Stay on same road (also called ML King Blvd.) and pass Twin Rivers Mall. Go under Route 70 overpass (Hwy 17 becomes Business 17) - stay in middle lane. Road will veer right at Palace Motel and name will change to Neuse Blvd. Shortly after fire station name will change again to Broad Street. Continue on Broad Street to Hancock Street. Turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE SOUTHWEST (Fayetteville):

Take I-95 North to Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE NORTHWEST (Raleigh, Goldsboro):

Take Highway 70 East to New Bern. Take the Trent Road/Pembroke exit and turn left at the light. Turn right at the third light (Broad Street), and then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

FROM THE NORTH (Greenville):

Take Highway 17 South from Washington, NC. Cross the Neuse River Bridge, take the ramp straight to US 70 and cross the Freedom Memorial Bridge. Take the Trent Road/Pembroke exit and turn right at the light. Turn right at the third light (Broad Street) then turn right on Hancock Street. Cross Pollock Street. Make a right onto South Front Street. The North Carolina History Center will be immediately on your left.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.pepsico.com/proxy13.

M54093-P32060

PEPSICO, INC.

Proxy for Annual Meeting of Shareholders - May 1, 2013

THIS PROXY IS SOLICITED ON BEHALF OF PEPSICO’S BOARD OF DIRECTORS FOR PARTICIPANTS IN

PEPSICO’S SAVINGS PLAN/PEPSICO HOURLY 401(K) PLAN

The undersigned hereby appoints Indra K. Nooyi, Larry D. Thompson and Cynthia Nastanski, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock and/or Convertible Preferred Stock of PepsiCo, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc. in New Bern, North Carolina, on Wednesday, May 1, 2013 at 9:00 A.M., E.D.T., or at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and any other matter that may properly come before the meeting.

Please mark this proxy as indicated on the reverse side to vote on any item. Shares represented by this proxy will be voted in accordance with your specifications. If you do not provide voting instructions, the trustee will vote the shares that are deemed to be in the account in the PepsiCo Savings Plan / PepsiCo Hourly 401(k) Plan in the same proportion as the PepsiCo Savings Plan / PepsiCo Hourly 401(k) Plan shares of other participants for which the trustee has received proper voting instructions.

If you submit your proxy by telephone or the Internet, there is no need for you to mail back your proxy.

Continued and to be signed on reverse side